UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 0.056818 shares of common stock, each at an exercise price of $202.50 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 14, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Allurion Technologies, Inc. (the “Company”) concluded that certain of the Company’s previously issued financial statements, as described below, should no longer be relied upon due to errors identified in the accounting related to the fair value of the RIFA and the Notes (each as defined below), for which the impacts are non-cash. The Company does not expect, however, that the correction of such amounts will have any impact on reported revenue, gross margin, operating expenses, or cash.

In February 2023, the Company entered into the revenue interest financing agreement, dated as of February 9, 2023 (the “RIFA”). In addition, in April 2024, the Company issued and sold $48.0 million of convertible senior secured notes (the “Notes”). The Company had elected to account for the RIFA and the Notes using the fair value option as permitted under ASC 825, Financial Instruments. While preparing the condensed consolidated financial statements as of and for the quarter ended June 30, 2025, errors in the Company’s accounting related to the fair value of the RIFA and the Notes were identified. The errors affect the reported amounts of Other Comprehensive Income (Loss), Other Income (Expense) and Net Income (Loss) (the “Misstatements”).

The Misstatements relate solely to the RIFA and the Notes and require corrections to the Company’s previously issued (1) audited consolidated financial statements as of and for the year ended December 31, 2024 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), and the comparison period of the year ended December 31, 2023 included therein (such periods, the “Annual Periods”), and (2) unaudited condensed consolidated quarterly financial statements for the quarter ended March 31, 2025 (“Q1 2025”) included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Q1 Quarterly Report”), as well as the unaudited condensed consolidated quarterly financial statements for each of the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 (the “Prior Quarters” and, together with the Annual Periods and Q1 2025, the “Restated Periods”) contained in the Quarterly Reports on Form 10-Q for such periods (the “Prior Quarterly Reports” and, together with the Annual Report and Q1 Quarterly Report, the “Affected Reports”). The Audit Committee concluded that it is appropriate to correct the Misstatements by restating the financial statements for the Restated Periods. The previously issued financial statements included in the Affected Reports should no longer be relied upon, and any previously furnished or filed reports, earnings releases, investor presentations or similar communications of the Company describing such financial statements, as well as the reports of our independent registered public accounting firm for the Restated Periods, as applicable, should no longer be relied upon. The Misstatements are not expected to require any recoupment of or adjustment under the Company’s Compensation Recovery Policy (which was filed as Exhibit 97 to the Annual Report).

The Company plans to restate the financial statements for the Annual Periods and the Prior Quarters in an amendment to the Annual Report. The Company also plans to restate the financial statements included in the Q1 Quarterly Report in an amendment to the Q1 Quarterly Report. The Company does not intend to file any amendments to the Quarterly Reports on Form 10-Q for the Prior Quarters, as it intends to include the restatement of such periods in the amendment to the Annual Report.

Management is assessing the effect of these restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company has previously disclosed material weaknesses in the Annual Report and Q1 Quarterly Report. Management’s ongoing assessment includes consideration of whether any additional material weakness needs to be reported or the disclosure of any material weakness previously reported needs to be expanded or otherwise revised. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weaknesses, and as disclosed in the Annual Report, the Company’s Chief Executive Officer, who is the Company’s principal executive officer and principal financial officer, has concluded that the Company’s internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective, as of December 31, 2024 and for the Restated Periods.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with its independent registered public accounting firm, Deloitte & Touche LLP.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, included in this Form 8-K are forward-looking statements, including statements regarding the nature and extent of the accounting changes and errors and the expected impact of such changes and errors and the restatements on the Company’s prior and future financial statements, financial position, revenues, and other results of operations; statements regarding the timing of the filings of amendments to the Affected Reports; and statements regarding any material weaknesses in the Company’s internal control over financial reporting or effectiveness of the Company’s disclosure controls and procedures. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology.

Forward-looking statements are based on beliefs and assumptions by management and the Board of Directors of the Company (the “Board”), and on information currently available to the Board and management. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential consequences of the matters discussed in this Form 8-K include, but are not limited to: the risk that additional information may arise related to the prior financial statements; the risk that the Company may determine to include additional adjustments to the prior financial statements or the financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Q2 Quarterly Report”); the risk that the Company could reach a different determination regarding the RIFA and Notes upon completion of its evaluation; the risk that the completion and filing of the Q2 Quarterly Report or any amendments to the Affected Reports will take longer than expected and will not be completed by the extension period provided by Rule 12b-25 of the Exchange Act, as applicable; the possibility that the New York Stock Exchange may delist the Company’s securities; the possibility that the Company will become delinquent in its filings with the SEC; the risk of investigations or actions by governmental authorities or regulators and the consequences thereof, including the imposition of civil or criminal penalties; and the risk that the Company may become subject to stockholder lawsuits or claims. It is very difficult to predict the effect of known factors, and the Company cannot anticipate all factors that could affect actual results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including those factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2025 and the Company’s subsequent reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2025	By:	/s/ Brendan M. Gibbons
Name: Brendan M. Gibbons
Title: Chief Legal Officer